                                                                    EXHIBIT 99.1
                                PROFFITT'S, INC.

                             LETTER OF TRANSMITTAL

      TO ACCOMPANY THE 4 3/4% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2003

               PURSUANT TO THE PROSPECTUS DATED SEPTEMBER 5, 1997
--------------------------------------------------------------------------------

          THE CONVERSION RIGHTS WILL EXPIRE AT 5:00 P.M. EASTERN TIME
                             ON SEPTEMBER 29, 1997
--------------------------------------------------------------------------------

                PLEASE READ CAREFULLY THE ENCLOSED INSTRUCTIONS

 ANY DEBENTURES SURRENDERED FOR CONVERSION OR REDEMPTION SHOULD BE DELIVERED AS
                            FOLLOWS, TOGETHER WITH A
                  COMPLETED AND SIGNED LETTER OF TRANSMITTAL:

                      TO:  THE PAYING AND CONVERSION AGENT

                          UNION PLANTERS NATIONAL BANK

        BY HAND OR OVERNIGHT COURIER:                            BY MAIL:
                                                (registered or certified mail recommended)

        Union Planters National Bank                   Union Planters National Bank
         Corporate Trust Department                     Corporate Trust Department
             6200 Poplar Avenue                                P.O. Box 387
                 Third Floor                             Memphis, Tennessee 38147
          Memphis, Tennessee 38119

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT BEACON HILL PARTNERS, INC., THE INFORMATION AGENT, AT (800) 755-5001.

Ladies and Gentlemen:

     This Letter of Transmittal should be used in connection with the surrender of your 4 3/4% Convertible Subordinated Debentures Due 2003 (the "Debentures") of Proffitt's, Inc. (the "Company") for conversion or redemption.

     If you wish to convert your Debentures by means of this Letter of Transmittal, then your Debentures and this Letter of Transmittal must be RECEIVED by Union Planters National Bank (the "Paying and Conversion Agent") PRIOR TO 5:00 P.M., EASTERN TIME, ON SEPTEMBER 29, 1997. This Letter of Transmittal is to be used only if Debentures to be converted are to be forwarded herewith.

     Debenture holders wishing to convert their Debentures whose Debentures are not immediately available or who cannot deliver their Debentures and all other documents required hereby to the Paying and Conversion Agent prior to 5:00 p.m., Eastern Time, on September 29, 1997 must elect to convert their Debentures according to the instructions for guaranteed delivery set forth in Instruction 7 hereof.

     If you wish to surrender your Debentures for redemption by means of this Letter of Transmittal, please deliver your Debentures and this Letter of Transmittal to the Paying and Conversion Agent listed below prior to 5:00 P.M., EASTERN TIME, ON OCTOBER 6, 1997. This Letter of Transmittal is to be used only if Debentures to be redeemed are to be forwarded herewith.

     ITEMS A, B, E AND F OF THIS LETTER OF TRANSMITTAL MUST BE COMPLETED IN ALL CASES.

                                    ITEM A.

                (MUST BE COMPLETED BY ALL HOLDERS OF DEBENTURES)

----------------------------------------------------------------------------------------------
                             DESCRIPTION OF DEBENTURES PRESENTED
----------------------------------------------------------------------------------------------
                                                                  DEBENTURE TRANSMITTED
          NAME AND ADDRESS OF REGISTERED HOLDER                (PLEASE FILL IN NUMBERS AND
         (IF THE NAME AND ADDRESS SHOWN OF RECORD                        AMOUNTS
       WITH THE PAYING AND CONVERSION AGENT ARE NOT          AND ATTACH SIGNED LIST IF SPACE
     CORRECT, PLEASE INDICATE ANY CHANGES NECESSARY.)             BELOW IS INADEQUATE.)
----------------------------------------------------------------------------------------------
                                                               DEBENTURE         PRINCIPAL
                                                                 NUMBER            AMOUNT
----------------------------------------------------------------------------------------------

                                                            ----------------------------------

                                                            ----------------------------------

                                                            ----------------------------------

                                                            ----------------------------------

                                                            ----------------------------------

                                                            ----------------------------------

                                                            ----------------------------------

                                                            ----------------------------------

                                                            ----------------------------------

                                                            ----------------------------------

                                                            ----------------------------------

                                                            ----------------------------------

                                                            TOTAL PRINCIPAL
                                                                AMOUNT:
----------------------------------------------------------------------------------------------

                                    ITEM B.

                (MUST BE COMPLETED BY ALL HOLDERS OF DEBENTURES)

     THE ABOVE DEBENTURES ARE SURRENDERED FOR THE ACTION INDICATED BELOW.

[ ] CONVERSION into shares of common stock, par value $.10 per share ("Common
    Stock") of the Company ("Shares") at the conversion price of $42.70 per Share (equivalent to 23.42 Shares per $1,000 principal amount of Debentures), with cash in lieu of fractional Shares. Such payment of cash will be in the form of a check drawn on an account of the Paying and Conversion Agent. See Instruction 2. Complete Items C and E below.

    Holders of Debentures who convert their Debentures will not be entitled to any accrued but unpaid interest on the Debentures.

    SO LONG AS THE MARKET PRICE OF THE COMMON STOCK IS GREATER THAN $44.92 PER SHARE AT THE TIME OF CONVERSION, A HOLDER WHO CONVERTS DEBENTURES INTO COMMON STOCK WILL RECEIVE CONSIDERATION (COMMON STOCK, PLUS CASH IN LIEU OF ANY FRACTIONAL SHARE) HAVING A MARKET VALUE GREATER THAN THE REDEMPTION PRICE OF THE DEBENTURES. TAXES, COMMISSIONS AND OTHER COSTS WHICH WOULD LIKELY BE INCURRED UPON SALE OF COMMON STOCK RECEIVED UPON CONVERSION OF THE DEBENTURES WOULD REDUCE OR ELIMINATE THE ECONOMIC ADVANTAGE OF CONVERSION OVER REDEMPTION. MOREOVER, THE MARKET VALUE OF THE COMMON STOCK RECEIVED IS SUBJECT TO FLUCTUATION. SEE INSTRUCTION 2 BELOW FOR INFORMATION RELATING TO THE PAYMENT OF CASH IN LIEU OF ANY FRACTIONAL SHARE.

[ ] REDEMPTION at a price of 103.1667% of the principal amount thereof, plus interest accruing after May 1, 1997 to the Redemption Date of October 6, 1997 (the "Redemption Price"). A holder of $1,000 principal amount of Debentures redeemed at the Redemption Price would receive $1,052.1184 in cash. See Instruction 3. Complete Items D and E below.

[ ] PARTIAL CONVERSION/PARTIAL REDEMPTION, If this box is checked you must indicate (1) the principal amount of Debentures you wish to convert into Shares on Item C and (2) the principal amount of Debentures you wish to have redeemed on Item D. If this box is checked and no additional instructions are provided, the delivery of Debentures prior to 5:00 p.m., Eastern Time, on September 29, 1997, will be treated by the Paying and Conversion Agent as an instruction to convert such Debentures into Shares. Complete Items C, D and E below.

[ ] CHECK HERE IF DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE PAYING AND CONVERSION AGENT.

IF NO BOX IS CHECKED AND THE ABOVE DEBENTURES ARE RECEIVED BY THE PAYING AND CONVERSION AGENT PRIOR TO 5:00 P.M., EASTERN TIME, ON SEPTEMBER 29, 1997, SUCH DEBENTURES WILL BE DEEMED SURRENDERED FOR CONVERSION INTO SHARES. IF ANY DEBENTURES ARE RECEIVED AFTER THAT TIME, SUCH DEBENTURES WILL BE REDEEMED REGARDLESS OF WHICH OR WHETHER ANY CHOICE IS INDICATED.

                                    ITEM C.

                                   CONVERSION

                       DEBENTURE HOLDERS PLEASE COMPLETE

1. If the stock certificates evidencing Shares of Common Stock and/or check for payment (if any) are to be issued in the name of a person other than as indicated in Item A above, fill in this space. See Instructions 4 and 5.

    ISSUE TO:

    Name:
    ----------------------------------------------------------------------------

    Address:
    ----------------------------------------------------------------------------

    Zip Code:
    ----------------------------------------------------------------------------

    Social Security Number or Taxpayer I.D. Number:
    ----------------------------------------------------------------------------

2. If stock certificates evidencing Shares of Common Stock and/or check for payment (if any) are to be mailed to an address other than as indicated in Item A above, fill in this space. See Instructions 4 and 5.

    MAIL TO:

    Name:
    ----------------------------------------------------------------------------

    Address:
    ----------------------------------------------------------------------------

    Zip Code:
    ----------------------------------------------------------------------------

    Principal Amount of Debentures Surrendered for Conversion: $
    ----------------------------------------------------------------------------


                                    ITEM D.

                                   REDEMPTION

                       DEBENTURE HOLDERS PLEASE COMPLETE

1. If the check for payment is to be issued to a person other than as indicated in Item A above, fill in this space. See instructions 4 and 5.

    ISSUE TO:

    Name:
    ----------------------------------------------------------------------------

    Address:
    ----------------------------------------------------------------------------

    Zip Code:
    ----------------------------------------------------------------------------

    Social Security Number or Taxpayer I.D. Number:
    ----------------------------------------------------------------------------

2. If the check for payment is to be mailed to an address other than as indicated in Item A above, fill in this space. See Instructions 4 and 5.

    MAIL TO:

    Name:
    ----------------------------------------------------------------------------

    Address:
    ----------------------------------------------------------------------------

    Zip Code:
    ----------------------------------------------------------------------------

    Principal Amount of Debentures surrendered for Redemption: $
    ----------------------------------------------------------------------------

                                    ITEM E.

                               REQUIRED SIGNATURE

                (MUST BE COMPLETED BY ALL HOLDERS OF DEBENTURES)

                               REQUIRED SIGNATURE

     The signatures on this Letter of Transmittal must correspond exactly with the name(s) of the (1) registered owners of the Debentures surrendered, or (2) persons to whom such Debentures have been properly assigned or transferred, in which case evidence of transfer must accompany this letter. See Instructions 1, 4, 5 and 6 below.

Dated:
--------------------------------------------------------------------------------

Signature:
--------------------------------------------------------------------------------

Telephone:
--------------------------------------------------------------------------------

Social Security Number or Taxpayer I.D. Number:
--------------------------------------------------------------------------------

                              SIGNATURE GUARANTEE
                                (IF APPLICABLE)

     If stock certificates are to be issued in a name other than that of the registered owner of the Debentures surrendered or persons to whom such Debentures have been properly assigned or transferred, or if a check for payment is to be made payable to a different name, the signature of the holder must be guaranteed by a commercial bank, trust company, a member firm of a national stock exchange or the National Association of Securities Dealers, Inc. See Instructions 4 and 5.

Signature Guarantee:
--------------------------------------------------------------------------------

Dated:
--------------------------------------------------------------------------------

Name of Firm issuing Guarantee:
--------------------------------------------------------------------------------

Signature of Officer:
--------------------------------------------------------------------------------

Title of Officer Signing This Guarantee:
--------------------------------------------------------------------------------

Address of Guaranteeing Firm:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    ITEM F.

                (MUST BE COMPLETED BY ALL HOLDERS OF DEBENTURES)

                           IMPORTANT TAX INFORMATION

--------------------------------------------------------------------------------
     COMPLETE AND SIGN SUBSTITUTE FORM W-9 IN ADDITION TO THE SIGNATURE(S)
                              REQUIRED IN ITEM E.

                              (SEE INSTRUCTION 11)

                         PAYOR'S NAME: PROFFITT'S, INC.

-------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                            Name As Shown On Account (if joint account, list first and circle name
 FORM W-9                              of the person or entity whose number you enter in part 1 below)
                                      -----------------------------------------------------------------------

                                       Address
                                      -----------------------------------------------------------------------

                                       City, State And Zip Code
                                      -----------------------------------------------------------------------

                                       List Account Number(s) here (optional)
                                      -----------------------------------------------------------------------
 Department of the Treasury            PART 1 -- PLEASE PROVIDE YOUR TAXPAYER           Social security
 Internal Revenue Service              IDENTIFICATION NUMBER ("TIN") IN THE BOX AT      number(s) or TIN
                                       RIGHT AND CERTIFY BY SIGNING AND DATING BELOW
                                      -----------------------------------------------------------------------
                                       PART 2 -- CHECK THE BOX IF YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING
                                       BECAUSE (I) YOU ARE EXEMPT FROM BACKUP WITHHOLDING, OR (II) YOU HAVE
                                       NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT YOU ARE SUB-
                                       JECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL
                                       INTEREST OR DIVIDENDS, OR (III) THE INTERNAL REVENUE SERVICE HAS NOTI-
                                       FIED YOU THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING. (YOU
                                       MUST CROSS OUT THIS PART 2 IF YOU ARE CURRENTLY SUBJECT TO BACKUP
                                       WITHHOLDING BECAUSE OF UNDERREPORTING OF INTEREST OR DIVIDENDS ON YOUR
                                       TAX RETURN.) [ ]
-------------------------------------------------------------------------------------------------------------
 REQUEST FOR TAXPAYER                  CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT THE
 IDENTIFICATION NUMBER (TIN)           INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.
                                       SIGNATURE ____ Date , 1997
-------------------------------------------------------------------------------------------------------------


 SUBSTITUTE
 FORM W-9


 Department of the Treasury
 Internal Revenue Service

                                      -----------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

 REQUEST FOR TAXPAYER                   PART 3
 IDENTIFICATION NUMBER (TIN)
                                        Awaiting TIN [ ]
-------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENT MADE TO YOU. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                     IN PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have checked the box on Part 3 (and have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me prior to the time I provide the Conversion and Paying Agent with a properly certified taxpayer identification number will be subject to a 31% backup withholding tax.

            ----------------------------------                     -----------------------------
                        Signature                                              Date

                                  INSTRUCTIONS
                            TO LETTER OF TRANSMITTAL

     1. GENERAL. Please do not send Debentures directly to the Company. The Debentures, together with the signed and completed Letter of Transmittal and any required supporting documents (see Instruction 2 below), should be mailed or otherwise delivered to Union Planters National Bank, the Paying and Conversion Agent, at the address indicated on the front of this Letter of Transmittal. The method of transmitting the Debentures and the Letter of Transmittal is at the sole option and sole risk of the Debenture holder but, if mail is used, it is recommended that registered mail, properly insured, be used as a precaution against loss. CONSIDERATION SHOULD BE GIVEN TO USING SOME FORM OF EXPRESS DELIVERY SERVICE BECAUSE THE CONVERSION ALTERNATIVE DISCUSSED BELOW EXPIRES AT 5:00 P.M., EASTERN TIME, ON SEPTEMBER 29, 1997.

   ITEMS A, B, E AND F OF THIS LETTER OF TRANSMITTAL MUST BE COMPLETED IN ALL
                                     CASES.

     2. IF YOU WISH TO CONVERT YOUR DEBENTURES. If you wish to convert your Debentures into Shares of Common Stock, then prior to 5:00 p.m., Eastern Time, on September 29, 1997 you must deposit with the Paying and Conversion Agent (a) the Debentures, (b) a properly completed Letter of Transmittal and (c) any other documents required by this Letter of Transmittal. If your Debenture Certificates are not immediately available, please see Instruction 7.

     Debentures surrendered for conversion will not be entitled to interest accrued to the date of conversion. Instead of issuing any fractional share of Common Stock which would otherwise be issuable upon conversion of any Debenture (or specified portions thereof), the Company will pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Closing Price (as defined below) at the close of business on the day of conversion (or, if such day is not a Trading Day (as defined below), on the Trading Day immediately preceding such day). "Closing Price" means the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange. "Trading Day" means each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are generally not traded on the New York Stock Exchange. Such cash in lieu of any fractional Share will be paid by check drawn on an account of the Paying and Conversion Agent.

     Each holder of Debentures that does not directly hold certificates for its Debentures, but instead maintains its holdings indirectly in an account with a broker or other intermediary (each, a "Beneficial Holder") must comply with the procedures of such intermediary to convert such Beneficial Holder's Debentures. Such an intermediary may maintain its holdings with The Depository Trust Company (the "Depository"). In those instances, the procedures of the Depository must also be followed for a Beneficial Holder to convert its Debentures.

     IT IS THE RESPONSIBILITY OF EACH BENEFICIAL HOLDER TO GIVE INSTRUCTIONS TO ITS INTERMEDIARY IN SUFFICIENT TIME FOR THAT INTERMEDIARY, ANY HIGHER INTERMEDIARIES AND THE RECORD HOLDER OF SUCH BENEFICIAL HOLDER'S DEBENTURES (WHICH MAY BE THE DEPOSITORY) TO TAKE THE ACTIONS WHICH ARE NECESSARY TO EFFECT CONVERSION OF SUCH BENEFICIAL HOLDER'S DEBENTURES PRIOR TO 5:00 P.M., EASTERN TIME, ON SEPTEMBER 29, 1997.

     SO LONG AS THE MARKET PRICE OF THE COMMON STOCK IS GREATER THAN $44.92 PER SHARE AT THE TIME OF CONVERSION, A HOLDER WHO CONVERTS DEBENTURES INTO COMMON STOCK WILL RECEIVE CONSIDERATION (COMMON STOCK, PLUS CASH IN LIEU OF ANY FRACTIONAL SHARE) HAVING A MARKET VALUE GREATER THAN THE REDEMPTION PRICE OF THE DEBENTURES. TAXES, COMMISSIONS AND OTHER COSTS WHICH WOULD LIKELY BE INCURRED UPON SALE OF COMMON STOCK RECEIVED UPON CONVERSION OF THE DEBENTURES WOULD REDUCE OR ELIMINATE THE ECONOMIC ADVANTAGE OF CONVERSION OVER REDEMPTION. MOREOVER, THE MARKET VALUE OF THE COMMON STOCK RECEIVED IS SUBJECT TO FLUCTUATION.

     If the stock certificates and any cash in lieu of fractional Shares, are to be (i) issued in the same name(s) as that in which the surrendered Debentures are registered and (ii) mailed to the same address as given in Item A, complete Items A, B, E and F.

     If the stock certificates and any cash in lieu of fractional Shares, are to be issued in the name or names of a different person(s), see Instruction 4, 5 and 6 and complete Items A, B, C, E and F.

     If the stock certificates and any cash in lieu of fractional Shares, are to be mailed to an address different from that given in Item A, complete Items A, B, C, E and F.

     If more than one Debenture is surrendered for conversion at any one time under the same Letter of Transmittal or other notice by the same holder, the number of shares issuable upon conversion of such Debentures will be computed upon the basis of the aggregate principal amount of Debentures so surrendered. Holders are also entitled to convert fewer than all Debentures they hold, provided that any conversions are for amounts of Debentures in integral multiples of $1,000.

     A single Common Stock certificate will be issued unless you give written instructions to the contrary. The Common Stock certificate and cash in lieu of fractional Shares will be mailed as soon as possible after receipt of your Debentures.

     3. IF YOU WISH TO REDEEM YOUR DEBENTURES. If you wish your Debentures to be redeemed by the Company, deliver your Debentures and a properly completed Letter of Transmittal to the Paying and Conversion Agent. A check for $1,052.1184 per $1,000 principal amount of Debentures will be sent to you when the Debentures have been received by the Paying and Conversion Agent, but in no event earlier than the Redemption Date, October 6, 1997.

     If the check is to be issued in the same name(s) as that in which the surrendered Debentures are registered and mailed to the same address as given in Item A, complete Items A, B, E and F.

     If the check is to be issued in a different name or names, see Instructions 4 and 5 and complete Items A, B, D, E and F.

     If the check is to be mailed to an address different from that given in Item A, complete Items A, B, D, E and F.

     4. CERTIFICATE OR CHECK TO BE ISSUED IN A DIFFERENT NAME. Unless instructions are given in Item C or D, the Shares or a check are to be issued in the same name as that of the record holder inscribed on the surrendered Debenture. If the Shares or a check are to be issued in a name other than that of the record holder of the listed Debenture please be guided by the following:

          (a) Endorsement and Guarantee. The Debentures surrendered must be properly endorsed (or accompanied by one or more appropriate powers properly executed by the record holder of such Debentures to the person who is to receive the Common Stock certificates). The signature of the record holder on the endorsement or stock powers must correspond with the name as written upon the face of the Debentures surrendered in every particular and must be guaranteed by a commercial bank, trust company, a member firm of a national stock exchange or the National Association of Securities Dealers, Inc. (each, an "Eligible Institution").

          (b) Transferee's Signature. This Letter of Transmittal must be signed by the person to whom the transfer or assignment is made, or by his agent, and should not be signed by the person transferring or assigning the Debentures. The signature of such transferee, assignee, or agent must be guaranteed as provided in Instruction 4(a).

          (c) Correction of or Change in Name. For a name correction, or for a change in name which does not involve a change of ownership, proceed as follows. For a correction in name the listed Debentures should be endorsed as follows: "James E. Brown, incorrectly inscribed as J. E. Brown," with the signature guaranteed as described in Instruction 4(a). For a change in name by marriage, the surrendered Debentures should be endorsed as follows:
     "Mary Doe, now by marriage, Mrs. Mary Jones" with the signature guaranteed as described in Instruction 4(a).

     5. SIGNATURE BY FIDUCIARY OR OTHER THAN REGISTERED HOLDER. If this Letter of Transmittal is signed by the registered holder(s) of the Debentures transmitted herewith, the signatures must correspond exactly with the name(s) of such registered holder(s).

     If the Letter of Transmittal is signed in Item E by an executor, administrator, trustee, guardian, attorney or the like, such person should so indicate when signing, and the Letter of Transmittal and Debentures must be accompanied by evidence, satisfactory to the Paying and Conversion Agent and the Company, of the authority of such person to sign the Letter of Transmittal and the signatures must be properly guaranteed by an Eligible Institution.

     If the Letter of Transmittal is signed in Item E by a person other than the registered holder, who is not a person described in the preceding paragraph, the Debentures must be properly endorsed or be accompanied by appropriate stock powers, properly executed by the registered holder(s), so that such endorsement or powers are signed exactly as the name(s) of the registered holder(s) appears on the Debentures and the signatures to the endorsement or on the stock power must be properly guaranteed by an Eligible Institution.

     If the Debentures are endorsed by, or accompanied by stock powers signed by, trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted, and the signatures must be properly guaranteed by an Eligible Institution.

     If you have completed Item C or D regarding special issuance instructions, the signature on this Letter of Transmittal must be guaranteed, in the space provided in Item E, by an Eligible Institution.

     6. JOINT HOLDERS OR DEBENTURES REGISTERED IN DIFFERENT NAMES. If Debentures are tendered by joint holders or owners, all such persons must sign the Letter of Transmittal in Item E. If Debentures are registered in different names or forms of ownership, separate Letters of Transmittal must be completed, signed and returned for each different registration. See Instruction 5 above.

     7. NOTICE OF GUARANTEED DELIVERY. Debenture holders wishing to convert their Debentures whose Debentures are not immediately available or who cannot deliver their Debentures and all other documents required hereby to the Paying and Conversion Agent on or prior to 5:00 p.m., Eastern Time, on September 29, 1997 may elect to convert their Debentures pursuant to the following procedures:
(a) such election to convert must be made by or through an Eligible Institution,
(b) a properly completed and duly executed Notice of Guaranteed Delivery in the form provided by the Company to all registered holders of Debentures must be received by the Paying and Conversion Agent on or prior to 5:00 p.m., Eastern Time, on September 29, 1997, and (c) the Debentures in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Paying and Conversion Agent within five business days after the date such Notice of Guaranteed Delivery is received by the Paying and Conversion Agent. Notwithstanding the foregoing, Shares will be issued in respect of Debentures surrendered for conversion only after timely receipt by the Paying and Conversion Agent of the surrendered Debentures, a properly completed and duly executed Letter of Transmittal and any other documents required by the Letter of Transmittal.

     8. TRANSFER TAXES. It is not anticipated that any transfer taxes will be payable in connection with the issuance of certificates evidencing Shares upon conversion of the Debentures. If, however, it should develop that in certain circumstances such taxes may be payable, conversion of Debentures will be effected without charge to the converting holder for any such stock transfer tax, except in the following cases. If stock certificates issued upon conversion are to be registered in the name of any person other than the registered owner of Debentures, the amount of any stock transfer taxes (whether imposed on the registered owner(s) of the certificates) transmitted herewith or such person(s) payable on account of the transfer to such person(s) must accompany this Letter of Transmittal or evidence must be submitted as to the payment of such taxes, or exemption therefrom. The Company will not be required to issue or deliver stock certificates in any such case until such person(s) has made payment or submitted such evidence.

     9. LOST OR DESTROYED DEBENTURES. If your Debentures have been either lost or destroyed, notify Union Planters National, as Trustee, of this fact immediately by telephone at (901) 580-5476 or by mail, hand delivery or overnight courier at the appropriate address as set forth on the cover of this Letter of Transmittal. In order to retain your rights to convert your Debentures which have been lost or destroyed, the procedures set forth in Item 7(a) and (b) of these instructions must be followed. You will then be instructed as to the steps you must take in order to convert the Debentures that you own. This form and related documents cannot be processed until the missing Debentures have been replaced. You must act immediately if you wish to safeguard your rights.

     10. QUESTIONS AND ADDITIONAL COPIES. All questions regarding appropriate procedures for converting Debentures and requests for additional copies of the Notice of Redemption, Letter of Transmittal and Notice of Guaranteed Delivery should be directed to Beacon Hill Partners, Inc., 90 Broad Street, New York, New York 10004, Attention: Edward McCarthy, Telephone: (800) 755-5001.

     11. SUBSTITUTE FORM W-9. Each Debenture holder is required to provide the Paying and Conversion Agent with a correct taxpayer identification number ("TIN") on Substitute Form W-9 which is provided under Item F, and to indicate that the Debenture holder is not subject to backup withholding by checking the box in Part 2 of the form. Failure to provide the information on the form may subject the Debenture holder to 31% backup withholding on the payments made to the Debenture holder or other payee with respect to Debentures redeemed or amounts paid for fractional Shares. The box in Part 3 of the form may be checked if the Debenture holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Paying and Conversion Agent is not provided with a TIN within sixty (60) days, the Paying and Conversion Agent will withhold 31% on all such payments until a TIN is provided.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a Debenture holder whose Debentures are redeemed or who receives cash for fractional shares is required by law to provide the Paying and Conversion Agent with such Debenture holder's correct TIN on Substitute Form W-9. If such Debenture holder is an individual, the TIN is his or her social security number. If the Paying and Conversion Agent is not provided with the correct TIN, the Debenture holder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition payments that are made to such Debenture holder or other payee with respect to Debentures redeemed or with respect to amounts paid for fractional shares may be subject to backup withholding.

     Certain Debenture holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Debenture holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Paying and Conversion Agent.

     If backup withholding applies, the Paying and Conversion Agent is required to withhold 31 percent (31%) of any such payments made to the Debenture holder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

                         PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments made to a Debenture holder or other payee, the Debenture holder is required to notify the Paying and Conversion Agent of the Debenture holder's correct TIN by completing the form, certifying that the TIN provided on Substitute Form W-9 is correct or that such Debenture holder is awaiting a TIN and that (a) the Debenture holder has not been notified by the Internal Revenue Service that the Debenture holder is subject to backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Debenture holder that the Debenture holder is no longer subject to backup withholding.

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

              WHAT NUMBER TO GIVE THE PAYING AND CONVERSION AGENT

     The Debenture holder is required to give the Paying and Conversion Agent the TIN (e.g., social security number or employer identification number) of the registered holder of the Debentures. If the Debentures are in more than one name or are not in the name of the actual owner, consult the enclosed guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

     HOLDERS OF DEBENTURES ARE ADVISED TO READ THE PROSPECTUS AND TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE CONVERSION OR REDEMPTION OF THE DEBENTURES IN LIGHT OF THEIR OWN PARTICULAR CIRCUMSTANCES.

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